                           STOCKHOLDERS SUPPORT AGREEMENT

          STOCKHOLDERS SUPPORT AGREEMENT dated as of April 21, 1999, by and among DANAHER CORPORATION, a Delaware corporation ("Parent"), on the one hand, and each of KATHRYN C. HACH-DARROW and BRUCE J. HACH (each a "Stockholder" and, collectively, the "Stockholders"), on the other hand. Each Stockholder is executing this Agreement in her or his capacity as a stockholder of HACH COMPANY, a Delaware corporation (the "Company").

          WHEREAS, Parent, H20 ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), and the Company, are entering into an Agreement and Plan of Merger (the "Merger Agreement"; capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement) under which the Stockholders will receive substantial value for their interest in the Company;

          WHEREAS, a significant portion of the goodwill and value of the Company resides in the "Hach" tradename;

          WHEREAS, each Stockholder is a director of the Company, who possesses significant knowledge and information about and expertise in the Company Business (as defined below) which is extremely valuable to competitors of the Company, and accordingly Parent has required as a condition to its willingness to enter into the Merger Agreement that each Stockholder make, and each Stockholder has agreed to make, the commitments set forth herein;

          NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

          Section 1. AGREEMENT TO SUPPORT TRANSACTION. Until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms:

          (a) Each Stockholder hereby agrees that, immediately following the execution and delivery of this Agreement and the Merger Agreement, she or he shall execute and deliver, or cause to be executed and delivered by the record owner of shares beneficially owned by such Stockholder, in accordance with Section 228 of the DGCL, the Restated Certificate of Incorporation and By-laws of the Company, the Written Consent of Stockholders Without a Meeting, in the form attached hereto as Annex A, with respect to all shares of Company Common Stock that are owned beneficially or of record by such Stockholder or as to which such Stockholder has, directly or indirectly, the right to vote or direct the voting.

          (b) Each Stockholder hereby further agrees she or he shall, from time to time, at the request of Parent, (i) timely execute and deliver (or cause to be timely executed and delivered) an additional written consent with respect to, or (ii) vote, or cause to be voted, at any meeting of stockholders of the Company held prior to the earlier of the Effective Time and the termination of this Agreement or at any adjournment or postponement thereof, in person or by proxy, all shares of Company Common Stock, and any other voting securities of the Company (whether acquired heretofore or hereafter), that are beneficially owned by such Stockholder or her or his Affiliates or as to which such Stockholder or any of her or his Affiliates has, directly or indirectly, the right to vote or direct the voting, in favor of approval and adoption of the Merger Agreement and the Merger (including as they may be amended by the Board of Directors of the Company), and any action required in furtherance thereof and against any action or agreement that would result in a material breach of any representation, warranty, covenant or obligation of the Company contained in the Merger Agreement.

          (c) Other than pursuant to the Merger or with Parent's prior written consent, each Stockholder agrees that she or he will not, and will not permit any company, trust or other entity controlled by such Stockholder to, and will not permit any of such Stockholder's Affiliates to, contract to sell, sell, pledge, encumber or otherwise transfer or dispose of any Company Common Stock beneficially owned by her or him or any interest therein or securities convertible thereinto or any voting rights with respect thereto without giving Parent prior written notice thereof and in any event if such transaction could reasonably be expected to jeopardize Parent's ability to account for the Merger as a "pooling of interests."

          (d) Each Stockholder hereby revokes any and all previous proxies with respect to such Stockholder's shares of Company Common Stock or any other voting securities of the Company.

          (e) Each Stockholder hereby agrees to, will cause any company, trust or other entity controlled by such Stockholder to, and will cause such Stockholder's Affiliates to, cooperate fully with Parent in connection with the Merger Agreement and the transactions contemplated thereby. Each Stockholder agrees that neither such Stockholder nor any of her or his representatives, agents or Affiliates will, directly or indirectly, encourage, solicit or engage in discussions or negotiations with any third party (other than Parent) concerning any merger, consolidation, business combination, sale of a significant amount of securities or assets or similar transaction ("Alternative Transactions") other than the transactions contemplated hereby and by the Merger Agreement. Each Stockholder shall immediately request that any Person that has received directly or indirectly from such Stockholder any confidential information involving the Company or any of its Subsidiaries return all copies thereof to the Company and shall, and shall cause her or his representatives, agents and Affiliates to, terminate all discussions or negotiations with any Person with respect to any Alternative Transaction. Each Stockholder will notify Parent immediately of any inquiries or proposals with respect to any such transaction that are received by, or any such negotiations or discussions of which such Stockholder is aware that are sought to be initiated with, such Stockholder or any of such Stockholder's Affiliates or the Company or any of its Subsidiaries, will advise Parent of the identity of any Person proposing any such Alternative Transaction and of the terms thereof and shall keep Parent apprised with respect to all matters relating thereto.

          (f) Each Stockholder is signing this Agreement solely in her or his capacity as a record holder and beneficial owner of shares of Company Common Stock and nothing herein shall limit or affect any actions taken by a Stockholder in her or his capacity as an officer or director of the Company, subject to the provisions of the Merger Agreement.

          Section 2. RULE 145; POOLING LETTER. Each Stockholder is on the date hereof executing, and shall cause each of such Stockholder's Affiliates identified as Affiliates of the Company on the Company's letter referred to in Section 5.10 of the Merger Agreement to execute by the thirtieth day prior to the Effective Time, a written agreement in the form attached as Exhibit 5.10 to the Merger Agreement (relating to compliance with Rule 145 and pooling rules).

          Section 3. TAX REPRESENTATIONS. Each Stockholder shall deliver to Parent's counsel and the Company's counsel, if so requested by such counsel, respectively, a certificate setting forth such representations as are customary to be given by shareholders in transactions such as the Merger in connection with the opinions contemplated by Sections 6.2(d) and 6.3(c) of the Merger Agreement.

          Section 4. COVENANT NOT TO COMPETE. (a) Each Stockholder agrees that, commencing at the Effective Time and continuing until the third anniversary of the Effective Time, such Stockholder shall not carry on or participate in the design, manufacture or marketing of laboratory instruments, process analyzers and test kits for analyzing the properties of water and other aqueous solutions (any such activities being referred to herein as "Company Business") or in any business in competition with any Company Business, as conducted by the Company on the date hereof, in any country in which the Company operates. Each Stockholder shall not, whether or not for compensation, engage in any Company Business, or assist or advise any other Person in such Person's conduct of any Company Business, whether as a director, officer, employee, consultant, adviser, independent contractor or otherwise; PROVIDED, HOWEVER, that the Stockholders shall not be prohibited from owning up to five percent (5%) of the outstanding securities in any Person that is engaged in any Company Business as a passive investor.

          (b) Each Stockholder agrees that, commencing at the Effective Time and continuing until the fifth anniversary of the Effective Time, such Stockholder shall not (i) lend or allow such Stockholder's name or reputation to be used in or to promote any Company Business, other than for the benefit of Parent and its Affiliates (including the Company); or (ii) solicit, divert or attempt to divert from Parent and its Affiliates any business constituting, or any customer of, or any supplier of, any part of the Company Business then conducted by the Company, Parent or any of their Affiliates.

          Section 5. COVENANT NOT TO SOLICIT. In addition to the foregoing, each Stockholder further agrees that such Stockholder shall not, commencing at the Effective Time and continuing until the fifth anniversary of the Effective Time, induce or attempt to induce any Person (i) engaged or employed currently or within the prior 12 months (whether part-time or full-time) by the Company or any of its Affiliates to leave the employ of or engagement with the Company, or its Affiliates, as the case may be, or to cease providing the services to or on behalf of the Company or its Affiliates, as the case may be, then provided by such Person, or in any other manner seek to engage, employ or contract for the services of, any such Person (whether or not for compensation) in any capacity, or (ii) that is then or has been within the prior 12 months a customer or supplier with respect to any Company Business to interfere, in any way, directly or indirectly, with the business relationship between the Company or any of its Affiliates and any such customer.

          Section 6. REPRESENTATIONS AS TO STOCK OWNERSHIP. Each Stockholder represents and warrants to Parent that (a) Schedule I hereto sets forth, opposite such Stockholder's name, the number and type of shares of Company Common Stock or other securities of the Company of which such Stockholder is the record or beneficial owner, and (b) such Stockholder is the lawful owner of such shares, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, except as may be disclosed on Schedule I.

          Section 7. EFFECTIVENESS AND TERMINATION. In the event the Merger Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

          Section 8.     MISCELLANEOUS.

          (a) NOTICES, ETC. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally (by courier service or otherwise) or when delivered by telecopy (with receipt acknowledged), to Parent at Danaher Corporation, 1250 24th Street, N.W., Washington, D.C. 20037, or to any Stockholder at her or his address set forth in the records of the Company, or to such other address as any such party shall have designated by notice so given to each other party.

          (b) AMENDMENTS, WAIVERS, ETC. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by each party hereto. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

          (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Any transfer of shares of Company Common Stock notwithstanding, the transferor shall remain liable for the performance of all obligations under this Agreement of transferor. Any transferee of shares of Company Common Stock permitted pursuant to this Agreement shall take such shares subject to the provisions of this Agreement and deliver to Parent in advance of such transfer its signed acknowledgment to such effect.

          (d) ENTIRE AGREEMENT. This Agreement (together with the Merger Agreement and the other agreements and documents expressly contemplated hereby and thereby) embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement and the Merger Agreement.

          (e) SEVERABILITY. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, PROVIDED that, in such event, the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out to the maximum extent possible the parties' intentions hereunder.

          (f) REMEDIES. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief or any requirement for a bond. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          (g) GOVERNING LAW; JURISDICTION. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to principles of conflicts of law. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware or the United States District Court of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on FORUM NON CONVENIENS or any other objection to venue therein). Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.

          (h) NAME, CAPTIONS, GENDER. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

          (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                   DANAHER CORPORATION

                                   By:  /s/ Patrick W. Allender
                                        -----------------------------------
                                        Name:     Patrick W. Allender
                                        Title:    Senior Vice President and
                                                  Chief Financial Officer

                                   STOCKHOLDERS


                                    /s/ Kathryn Hach-Darrow
                                    ------------------------------
                                    Name:  Kathryn Hach-Darrow


                                    /s/ Bruce J. Hach
                                    ------------------------------
                                    Name:  Bruce J. Hach

                                     SCHEDULE I

                                  SHARE OWNERSHIP


 NAME OF SHAREHOLDER                                    SHARES OWNED
                                         SHARES                             OPTIONS
                                                 Class A                               Class A
                               Common Stock    Common Stock         Common Stock     Common Stock
                               ------------    ------------         ------------     ------------
 Kathryn C. Hach-Darrow          4,546,990      4,541,647                    0                0

 Bruce J. Hach                     238,350        227,514               20,000           54,000
                                 ---------      ---------               ------           ------
                                 ---------      ---------               ------           ------
      Total:                     4,785,340      4,769,161               20,000           54,000